UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): October 3, 2017

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 6, 2017, Neurocrine Biosciences, Inc. (the “Company”) entered into updated indemnity agreements (the “Indemnity Agreements”) with each of its executive officers and directors, which supersede the Indemnity Agreements previously entered into between the Company and each of its executive officers and directors. The updated Indemnity Agreements incorporate the relevant provisions of the Delaware General Corporation Law and require the Company, among other things, to indemnify its executive officers and directors for all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys’, witness, or other professional fees and related disbursements, and other out-of-pocket costs of whatever nature) actually and reasonably incurred by each executive officer or director in connection with the investigation, defense, settlement or appeal of any proceeding arising by reason of the fact that such person is or was an executive officer or director of the Company, arising from any action taken by such person (or a failure to take action) while acting as an executive officer or director of the Company, or the fact that such person is or was serving at the request of the Company.

The foregoing does not purport to be a complete description of the Indemnity Agreements, and is qualified in its entirety by reference to the full text of the Indemnity Agreements, a form of which will be filed with the Company’s Annual Report on Form 10-K for the 12-month period ended December 31, 2017.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)        On October 3, 2017, Joseph Mollica notified the Company of his retirement from board service with the Company, in connection with which Mr. Mollica submitted his resignation as a member of the Company’s Board of Directors (the “Board”) and as a member of all committees of the Board on which he served, effective October 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROCRINE BIOSCIENCES, INC.

Dated: October 10, 2017
	By:	/s/ Darin M. Lippoldt
Darin M. Lippoldt
Chief Legal Officer